UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27507	37-1867101
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27271 Las Ramblas, Suite 200

Mission Viejo, California  92691

(949) 614-0700

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01. Entry into a Material Definitive Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

BMO Harris Bank N.A. Credit Agreement and Related Agreements

On March 12, 2018,  CynergisTek, Inc., a Delaware corporation (the “Company”), as borrower, along with the subsidiaries of the Company, CTEK Security, Inc., a Texas corporation (“CTEK Security”), CTEK Solutions, Inc., a California corporation (“CTEK Solutions”), and Delphiis, Inc., a California corporation (“Delphiis”), as guarantors (collectively, “Guarantors”), entered into a Credit Agreement (together with the other related documents defined therein, the “Credit Agreement”) with BMO Harris Bank N.A., a national banking association (“Bank”), as lender (the “BMO Loan”).

By way of background, the Company is party to that certain Amended and Restated Credit Agreement, dated January 13, 2017, with ZB, N.A., dba California Bank and Trust, and Avidbank, a California banking corporation (collectively, “Avidbank”) (as amended to date, the “Original Credit Agreement”), pursuant to which Avidbank extended to the Company a term loan and a revolving line of credit as previously disclosed on the Company’s Form 8-K dated January 13, 2017.

The purposes of the BMO Loan are (1) to refinance and replace the facilities under the Original Credit Agreement, thus terminating that agreement as of March 12, 2018, (2) to refinance a portion of a promissory note held by Michael H. McMillan (the “McMillan Seller Note”) issued as part of the Original SPA (defined below), (3) to finance payments to Dr. Michael Hernandez (f/k/a Dr. Michael G. Mathews) (“Hernandez”), including the full repayment of a promissory note held by Hernandez (the “Hernandez Seller Note”) in the original principal amount of $4,500,000, also issued as part of the Original SPA, (4) to finance working capital, (5) for general corporate purposes and (6) to fund certain fees and expenses associated with the closing of the BMO Loan.

Loan Facilities

Term Loan:  Pursuant to the Credit Agreement, the Bank agreed to provide a term loan in the amount of $17,250,000 to the Company, which was paid in accordance with the purpose of the BMO Loan as described above.  Pursuant to the Credit Agreement, the Company may elect that the term loan be outstanding as Base Rate Loans or Eurodollar Loans. The term loan is payable in principal payment installments on the last day of each fiscal quarter, commencing on June 30, 2018. All principal and interest not sooner paid on the term loan shall be due and payable on September 12, 2022, the final maturity thereof.

Revolving Line of Credit: Additionally, pursuant to the Credit Agreement, the Bank agreed to provide a revolving loan or loans to the Company in an aggregate amount of up to $5,000,000 with a $500,000 sublimit for the issuance of letters of credit. Pursuant to the Credit Agreement, the Company may elect that each borrowing of revolving loans be either Base Rate Loans or Eurodollar Loans. At the closing of the BMO Loan, no draws were made on the revolving line of credit. Each revolving loan, both for principal and interest then outstanding, shall mature and be due and payable on March 12, 2020, or such earlier date on which the Revolving Credit Commitment (as defined in the Credit Agreement) is terminated in whole pursuant to the Credit Agreement.

Interest Rates

Base rate loans (“Base Rate Loans”) bear interest at an annual rate equal to the base rate (defined as the highest of (a) the rate of interest quoted in The Wall Street Journal, Money Rates Section as the prime rate in effect on such day, with any change in the Base Rate resulting from a change in such prime rate to be effective as of the date of the relevant change in such prime rate, (b) the sum of (i) the rate determined by the Bank to be the average of the rates per annum quoted to the Bank by two or more Federal funds brokers selected by the Bank for sale to the Bank at face value of Federal funds in the secondary market in an amount equal or comparable to the principal

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amount for which such rate is being determined, plus (ii) 1/2 of 1%, and (c) the overnight LIBOR rate plus 1.0%) plus an applicable margin of between 1.50% and 2.50%, depending upon the Company’s leverage ratio.

Eurodollar loans (“Eurodollar Loans”) bear interest at a rate per annum equal to the sum of the Adjusted LIBOR rate (defined as the quotient obtained by dividing (a) the LIBOR index rate by (b) the maximum reserve percentage, expressed as a decimal, at which reserves are imposed by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities,” as defined in such Board’s Regulation D (or any successor thereto), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto) plus an applicable margin of between 2.50% and 3.50%, depending upon the Company’s leverage ratio.

Acceleration

Pursuant to the Credit Agreement, the Bank may, by written notice to the Company, declare the principal of and the accrued interest on all outstanding loans to be forthwith due and payable upon the occurrence of certain Events of Default. The Credit Agreement defines Events of Default to include, inter alia, (i) a default in payment when due of all or any part of any obligation payable by the Company under the BMO Loan, (ii) a default in the observance or performance of certain of the covenants set forth in the BMO Loan, (iii) any representation or warranty made in connection with the BMO Loan proves untrue in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality), (iv) default on any subordinated debt, (v) any judgment or judgments, writ or writs or warrant or warrants of attachment shall be entered or filed against the Company or any of its subsidiaries, or against any of its Property, in an aggregate amount in excess of $250,000 (except to the extent fully covered by insurance as to which the insurer has been notified of such judgment and has not denied coverage) which remains undischarged, unvacated, unbonded or unstayed for a period of 30 days, (vi) any change of control of the Company shall occur, and (vii) any other specified event of default.

Security Agreement

In connection with the Credit Agreement, the Company, the Guarantors, and the Bank entered into a Pledge and Security Agreement (the “Security Agreement”), pursuant to which each of the Company and the Guarantors agreed to grant to the Bank a lien on and security interest in certain collateral to secure prompt payment and performance of the secured obligations under the Credit Agreement.  Pursuant to the Security Agreement, the “Collateral” was defined as including, inter alia, any and all (all such terms as defined in the Security Agreement) of the Accounts, Chattel Paper, Instruments (including Promissory Notes), Documents, General Intangibles, Letter-of-Credit Rights, Supporting Obligations, Deposit Accounts, Pledged Collateral and other Investment Property (including all certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts), Goods, Fixtures, Inventory and Equipment, Commercial Tort Claims, and Rights to merchandise and other Goods, any Monies, personal property, and interests in personal property, in each case whether now existing or hereafter acquired or created, any money or other assets of any grantor that now or hereafter come into the possession, custody, or control of Bank and any Proceeds or products of any of the foregoing, or any portion thereof.  In connection with the grant of the security interest in the Collateral, each of the Company and the Guarantors made standard representations and warranties relating to ownership of the collateral, location and control of the collateral, and certain rights to payment.

Resignation of Michael Hernandez as Director

Effective March 12, 2018, Michael Hernandez resigned as a Director of the Company and as the Company’s Chief Operating Officer.

Separation Agreement and Mutual Release with Michael Hernandez

On March 12, 2018, the Company, CTEK Security and Michael Hernandez (f/k/a Dr. Michael G. Mathews) (“Hernandez”) entered into a Separation Agreement and Mutual Release (the “Separation Agreement”).

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Pursuant to the Separation Agreement, Hernandez’ employment with the Company as the Company’s Chief Operating Officer was terminated and the Company and Hernandez mutually agreed to release the other from any and all claims, disputes, demands, actions, liabilities, damages, suits (whether at law or in equity), promises, accounts, costs, expenses, setoffs, contributions, attorneys’ fees and/or causes of action of whatever kind or character, whether past, present, future, known or unknown, liquidated or unliquidated, accrued or unaccrued, from the beginning of time, or which may hereinafter accrue as a result of the discovery of new and/or additional facts, which such party has had, may now have, or might claim to have, arising out of the agreements between the parties or any transaction contemplated thereby, based upon the acts or omissions of the other party prior to the date of the Separation Agreement.

Further, pursuant to the Separation Agreement, in lieu of any earn-out payments (as described in the Original SPA (as defined below)) that could be earned by Hernandez under the Original SPA, the Company agreed to pay Hernandez the amount of $3,750,000 in the form of a promissory note (the “Earn-out Note”). The Earn-out Note provides for (i) a maturity date of March 12, 2023, at which all principal and accrued and unpaid interest is due, (ii) a simple interest rate of 5% per annum commencing on January 1, 2018, and compounding annually, and (iii) the right of the Company to prepay all or any portion of the Earn-out Note without premium or penalty.

Also pursuant to the Separation Agreement, the Company paid off the outstanding amount due under the Hernandez Seller Note and paid Hernandez a severance payment consisting of a $250,000 payment upon execution of the Separation Agreement and the delivery of a promissory note in the original principal amount of $343,750 (the “Severance Payment Note”). The Severance Payment Note bears interest at a rate of 5% per annum, compounds annually, allows for prepayment by the Company and matures on January 10, 2019, at which time all principal and accrued and unpaid interest is due.

Amounts due and owing under the Earn-out Note and Severance Payment Note are subordinate to the right of payment due under the BMO Loan pursuant to a Subordination Agreement among the Company, the Bank and Hernandez.

Amendment to CTEK Security, Inc. (formerly CynergisTek, Inc.) Stock Purchase Agreement; Amended and Restated Promissory Note

On March 12, 2018, the Company, CTEK Security and Michael H. McMillan (“Mr. McMillan”) entered into an Amendment to Stock Purchase Agreement (“Amendment”). Pursuant to the Amendment, certain provisions of the Stock Purchase Agreement dated as of January 13, 2017 which memorialized the acquisition of CTEK Security, Inc. (formerly CynergisTek, Inc.) (the “Original SPA”) related to the Earn-Out (as defined in the Original SPA and described in the Company’s Form 8-K dated January 13, 2017) were amended. The earn-out provisions were amended to remove all obligations to make earn-out payments to Hernandez. As to Mr. McMillan, the Amendment modified the maximum earn-out payment which could be earned by Mr. McMillan to $1,200,000, with a maximum of $400,000 per year based on revised performance metrics (rather than the benchmarks described in the Original SPA) during the 2018, 2019 and 2020 calendar years, as determined by the Company’s board of directors and/or a committee thereof.

On March 12, 2018, the Company repaid $2,250,000 plus accrued interest on the McMillan Seller Note.  The Company and Mr. McMillan agreed to amend and restate the McMillan Seller Note pursuant to an Amended and Restated Promissory Note (the “A&R McMillan Seller Note”).  The A&R McMillan Seller Note is in the principal amount of $2,250,000, bears interest at a rate of 8% per annum, provides for quarterly payments of principal and interest and matures on March 31, 2022.  Amounts due and owing under the A&R McMillan Seller Note are subordinate to the right of payment due under the BMO Loan pursuant to a Subordination Agreement among the Company, the Bank and Mr. McMillan.  Mr. McMillan is a director and the President and Chief Executive of the Company.

The foregoing summaries of the terms and conditions of the Credit Agreement, the Security Agreement, the Separation Agreement, the Earn-out Note, the Severance Payment Note, the Amendment and the A&R McMillan Seller Note do not purport to be complete, and are qualified in their entirety by reference to the full text of the Credit Agreement, the Security Agreement, the Separation Agreement, the Earn-out Note, the Severance Payment Note, the Amendment and the A&R McMillan Seller Note, which are included as exhibits hereto.

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Item 7.01 Regulation FD Disclosure.

On March 12, 2018, the Company issued a press release regarding closing of the Credit Agreement and the departure of Michael Hernandez, which is attached hereto as Exhibit 99.1.

The press release included as Exhibit 99.1 will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Agreement dated March 12, 2018
10.2	Pledge and Security Agreement dated March 12, 2018
10.3	Separation Agreement and Mutual Release dated March 12, 2018
10.4	Amendment to Stock Purchase Agreement dated March 12, 2018
10.5	Amended and Restated McMillan Seller Note dated March 12, 2018
10.6	Earn-out Note dated March 12, 2018
10.7	Severance Payment Note dated March 12, 2018
99.1	Press Released dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	March 12, 2018
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer

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